MML SERIES INVESTMENT FUND
MML Focused Equity Fund
(the “Fund”)
Supplement dated September 18, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2026. The changes described below will take effect on October 1, 2026.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”) will replace Wellington Management Company LLP (“Wellington Management”) as subadviser of the Fund.
The following information will replace the information for the Fund found in the section titled Investment Objective (on page 4 of the Prospectus):
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500® Index*.
* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
The following information will replace similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 4 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.70%	0.70%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.90%	1.15%
Expense Reimbursement	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.77%	1.02%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.77% and 1.02% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$79	$266	$478	$1,089
Service Class I	$104	$345	$613	$1,379

The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 4 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, real estate investment trusts (“REITs”), rights, and warrants. The Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index, including foreign securities known as depositary receipts. As of June 30, 2026, the market capitalization range of companies included in the Index was $6.12 billion to $4.74 trillion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.
The Fund may use derivatives as substitutes for investments in certain securities. The Fund may use derivatives, primarily futures contracts, to gain exposure to the Index or certain securities in the Index, or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the Index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities. Use of derivatives by the Fund may create investment leverage.
In managing the investments of the Fund, J.P. Morgan employs a three-step process that combines research, valuation, and stock selection. J.P. Morgan takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow J.P. Morgan to rank the companies in each sector group according to their relative values.
J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, J.P. Morgan often considers a number of other criteria:
•	catalysts that could trigger a rise in a stock’s price;
•	impact on the overall risk of the portfolio relative to the Index;
•	high perceived potential reward compared to perceived potential risk; and
•	possible temporary mispricings caused by apparent market overreactions.
J.P. Morgan may sell a security as its valuation or ranking changes or if more attractive investments become available.
The following risk will be added under the heading Principal Risks (beginning on page 5 of the Prospectus):
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Issuer Focus Risk Although the Fund is classified as a diversified fund, it may focus its investments in a relatively small number of issuers, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
The following risks found under the heading Principal Risks (beginning on page 5 of the Prospectus) will be removed: Focused Portfolio Risk, Value Company Risk, Convertible Securities Risk, and Preferred Stock Risk.
The following sentence will be added to the paragraph under the heading Performance (on page 7 of the Prospectus):
The Fund’s investment objective and investment strategy changed on October 1, 2026. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.
The information regarding the Russell 1000® Index found under the heading Performance (on page 7 of the Prospectus) will be removed.
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 7 of the Prospectus):
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 7 of the Prospectus):
Portfolio Manager(s):
Tim Snyder, CFA, CMT is an Executive Director and a portfolio manager at J.P. Morgan. He has managed the Fund since October 2026.
Raffaele Zingone, CFA is a Managing Director and a portfolio manager at J.P. Morgan. He has managed the Fund since October 2026.
The following information found under the heading Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 95 will be removed:
MML Focused Equity Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.90% and 1.15% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
The following information will replace the information for J.P. Morgan found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 121:
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10017, manages the investments of the MML Focused Equity Fund and MML VIP JP Morgan U.S. Research Enhanced Equity Fund. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of June 30, 2026, J.P. Morgan and its affiliates had approximately $4.4 trillion in assets under management.

J.P. Morgan replaced Gateway Investment Advisers, LLC as subadviser of the MML VIP JP Morgan U.S. Research Enhanced Equity Fund on April 24, 2026, and replaced Wellington Management as subadviser of the MML Focused Equity Fund on October 1, 2026.
Tim Snyder, CFA, CMT

is a portfolio manager of the MML Focused Equity Fund and MML VIP JP Morgan U.S. Research Enhanced Equity Fund. Mr. Snyder, Executive Director, joined J.P. Morgan in 2003 and is a portfolio manager on the U.S. Core Equity Team. His responsibilities include managing Research Enhanced Index (REI) strategies with a particular focus on tax aware U.S. equity mandates. Mr. Snyder joined the U.S. Core Equity portfolio management team in 2004 as an analyst and worked on the daily analysis, implementation, and maintenance of the REI and Analyst Fund portfolios.
Raffaele Zingone, CFA

is a portfolio manager of the MML Focused Equity Fund and MML VIP JP Morgan U.S. Research Enhanced Equity Fund. Mr. Zingone, Managing Director, joined J.P. Morgan in 1991 and is a senior portfolio manager on the U.S. Core Equity Team. He is responsible for J.P. Morgan’s Research Enhanced Index (REI) strategies and serves as co-portfolio manager on its Hedged Equity and Equity Premium Income strategies. Prior to this role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining J.P. Morgan, Mr. Zingone was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York.
The information regarding Wellington Management’s management of the Fund found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 123 will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-04
VIPFE-26-01